Organization and Business Operation	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION AND BUSINESS OPERATION

NOTE 1 - organization and business operation:

a.	General:

Ability Inc. (the "Company" or "INC") was incorporated under the laws of the Cayman Islands on September 1, 2015, originally as Cambridge Holdco Corp., an exempted company. INC was formed as a wholly-owned subsidiary of Cambridge Capital Acquisition Corporation ("Cambridge"), a special purpose acquisition corporation, incorporated under the laws of Delaware on October 1, 2013. Cambridge closed its initial public offering and a simultaneous private placement on December 23, 2013. On December 23, 2015, upon a merger of Cambridge into INC, with INC surviving the merger and becoming the public entity, INC consummated a business combination whereby it acquired Ability Computer & Software Industries Ltd., an Israeli company ("ACSI"), by way of a share exchange (the "Reverse Merger"), following which ACSI became INC's wholly-owned subsidiary. Upon the closing of the Reverse Merger, INC's ordinary shares and warrants began trading on the Nasdaq Capital Market under the symbols "ABIL" and "ABILW", respectively. INC's warrants were delisted on April 18, 2016 and since such date have traded on OTC Pink under the symbol "ABIWF". On January 12, 2016 INC's ordinary shares were listed for trading on the Tel Aviv Stock Exchange. The Company, ACSI and Ability Security Systems Ltd. ("ASM") are jointly defined as the "Group".

b.	The Reverse Merger:

1)	ACSI's shareholders prior to the closing of the Reverse Merger, Anatoly Hurgin and Alexander Aurovsky, (the "Controlling Shareholders") received in the Reverse Merger: 1,621,327 ordinary shares of INC (reflecting approximately 63% of INC's issued and outstanding ordinary shares immediately following the Reverse Merger); $18.1 million in cash and an additional number of ordinary shares of INC to be issued upon and subject to ACSI achieving certain net income targets following the Reverse Merger, as described below (the "Net Income Shares"), as consideration for their shares of ACSI. Furthermore, of the ordinary shares received, each of the Controlling Shareholders have the right, on one occasion during the 60-day period following the third anniversary of the closing of the Reverse Merger, to put to INC all or part of his pro rata portion of 117,327 ordinary shares that he received in the share exchange for an amount in cash equal to (1) (x) the number of shares being put multiplied by (y) $101.0 per share plus (2) his pro rata portion of interest, if any, on $11.9 million deposited into an escrow account by INC to fund the payment of the purchase price for the put option if it is exercised. The put option terms were updated subsequently, see Note 3 for additional information.

2)	Migdal Underwriting and Business Initiatives Ltd. ("Migdal") received in the Reverse Merger: 48,000 ordinary shares of INC; $1.2 million in cash and up to 25,350 Net Income Shares, all in consideration for services provided by them with respect to the Reverse Merger.

3)	INC acquired from the sole shareholder of ASM, Eyal Tzur, (the "ASM Former Shareholder") 16% of the shares of ASM, a variable interest entity with ACSI as its primary beneficiary, for $0.9 million in cash and a put option to sell his remaining holdings to INC in exchange for 48,000 of INC's ordinary shares and up to 25,350 Net Income Shares. The put option was exercised in January 2016.

4)	ACSI's transaction costs with respect to the Reverse Merger were $6.3 million and include Migdal's service fees ($1.2 million in cash and ordinary shares valued at $4.3 million as detailed above) and other consulting expenses (the "Transaction Costs").

5)	The Controlling Shareholders, Migdal and ASM Former Shareholder are entitled to receive Net Income Shares based on ACSI's achievement of specified net income targets in the fiscal years 2015 to 2018 as set out below:

		Number of the Company's ordinary shares
Year Ended December 31,	Net Income Target	Controlling Shareholders	Migdal	ASM Former Shareholder	Total

2015	$27,000,000	338,400	10,800	10,800	360,000
2016	$40,000,000	173,900	5,550	5,550	185,000
2017	$60,000,000	188, 000	6,000	6,000	200,000
2018	$80,000,000	94,000	3,000	3,000	100,000

In the event that INC fails to satisfy the net income target for any fiscal year but net income for such fiscal year is 90% or more of the net income target for such fiscal year, then INC is required to issue to the Controlling Shareholders, Migdal and ASM Former Shareholder, the pro rata portion of Net Income Shares relating to the percentage achieved.

The net income targets for the years ended December 31, 2018, 2017, 2016 and 2015 were not achieved.

6)	The remaining funds in the restricted trust account of Cambridge amounted to $81.3 million of which: $21.6 million was paid to the holders of 213,676 ordinary shares of Cambridge who elected to convert their shares into cash upon consummation of the Reverse Merger; $18.1 million and $11.9 million were paid to the Controlling Shareholders and deposited in an escrow account to secure their put option, respectively; $0.9 million was paid to ASM Former Shareholder; $7.8 million was used to pay outstanding accounts payable and accrued expenses of Cambridge; $2.0 million was used to pay for the Company's Transaction Costs. The balance of $19.0 million was released to ACSI.

c.	Business operations:

The Group provides advanced interception, geolocation, monitoring and cyber intelligence tools to serve the needs and increasing challenges of security and intelligence agencies, military forces, law enforcement and homeland security agencies worldwide.

d.	Regulatory matters:

The Israeli Control Order Regarding the Engagement in Encryption Items, 1998 regulated under the Encryptions Export Control Department in the IMOD controls development, import, export, and sale of all encrypted items (the "Decryption Regime").

The Israeli Defense Export Control Law, 2007 (the "2007 Law") regulated under DECA (the Defense Export Control Agency in IMOD) regulates the marketing and export of defense equipment, transfer of defense know-how and the provision of defense services, taking into account national security considerations, foreign relations considerations, international obligations and other interests of the State of Israel.

ACSI exports from Israel certain products and components that are not subject to Israeli export control.

ASM, a wholly-owned subsidiary of the Company, is an Israeli company registered with DECA as a certified exporter for the marketing and export of "controlled" products of Israeli origin, or "controlled" products that are exported from Israel.

However, for the most part, ACSI's products are manufactured outside of Israel and therefore are not subject to the general provisions of the 2007 Law. Thus, ACSI strives to ensure that components of ACSI's systems (that otherwise would be subject to DECA control) are sent to the customers directly by the foreign suppliers of such components, which are located outside of Israel, and are installed or integrated there by ACSI or others under its responsibility.

The interception systems that contain decryption capabilities of ACSI and ASM may be subject to the Decryption Regime and therefore have obtained necessary licenses thereunder.

On March 17, 2019, the IMOD informed the Company that it has ordered the suspension of the licenses granted to ASM under the 2007 Law. In addition, on March 20, 2019, the IMOD decided to suspend the licenses which were granted to ASM and ACSI under the Order for the Supervision of Goods and Services (Engagement in Encryption Items), 1974.

On March 26, 2019, the IMOD made public the existence of an investigation regarding regulatory matters. For additional information, see note 13.d.

e.	ASM:

ACSI and the ASM Former Shareholder were parties to a long-term agreement (the "JV Agreement") pursuant to which ACSI contributed substantial business efforts while ASM was responsible mainly for the regulatory aspects of pursuing business opportunities in the field of DECA controlled products. The JV Agreement could be terminated and/or the activities could be transferred to ACSI's full ownership at any time, subject to ACSI's exclusive discretion.

ACSI and the Controlling Shareholders were significantly involved in the redesign of ASM's operations, in such manner that in essence, the operations are conducted only in favor of ACSI (ASM had no other activities other than on behalf of ACSI). Moreover, according to the JV Agreement, ASM was required to negotiate and determine any project terms and sign contracts with the clients - all with full transparency, coordination and advance consent from ACSI, as applicable. Upon the closing of the Reverse Merger, the JV Agreement was terminated while maintaining its terms for the existing projects. As mentioned above, in January 2016, the ASM Former Shareholder exercised his put option, resulting in ASM becoming a wholly-owned subsidiary of the Company. ACSI had the power to govern ASM's operations through the provision requiring its consent of any new client which ASM wishes to accept. ACSI was entitled to all but 3% commission (the return that the ASM Former Shareholder was entitled to as a service provider) of ASM's net results which are transferred to the Company, and was fully responsible for indemnifying ASM for any losses incurred as part of their joint operations (ASM Former Shareholder does not have any obligation to absorb ASM's losses) or any negative consequences with respect to the performance of a project.

When the activities of ASM commenced (following conclusion of the JV Agreement) it did not have equity at risk (no equity and no subordinated loans). All the equity that ASM has achieved is based on transactions involving ACSI. There were no restrictions on ASM's assets. Any required financial guarantees were provided by ACSI.

f.	Material events:

On July 3, 2018, the SEC issued Wells notices to the Company and Messrs. Hurgin and Aurovsky in connection with the previously disclosed SEC investigation. The Wells notice indicated that the Staff of the SEC's Division of Enforcement (the "Staff") has made a preliminary determination to recommend that the SEC authorize the institution of an enforcement action against the Company and Messrs. Hurgin and Aurovsky that would allege, among others, violations of Section 17(a) of the Securities Act of 1933, Sections 10(b) and 14(a) of the Securities Exchange Act of 1934, and may seek remedies that include an injunction, cease and desist order, monetary relief of disgorgement, pre-judgment interest, and civil penalties, and in the case of Messrs. Hurgin and Aurovsky, a bar from serving as an officer or director. On August 10, 2018, the Company and Messrs. Hurgin and Aurovsky made Wells submissions in response to the Wells notices.

The Company and Messrs. Hurgin and Aurovsky are currently in talks with the Staff to settle the SEC enforcement action that the Staff plans to recommend to the SEC's Commissioners. Any settlement in principle between the Company, Messrs. Hurgin and Aurovsky, and the Staff would be subject to final approval by the SEC's Commissioners. The terms of any settlement will be disclosed if and when the SEC's Commissioners approve a settlement. However, there can be no assurance that a settlement will occur. If no settlement is reached, the SEC Commissioners may authorize the filing of an unsettled civil enforcement action against the Company and Messrs. Hurgin and Aurovsky.

If an enforcement action is initiated (whether unsettled or settled), this could result in the Company and Messrs. Hurgin and/or Aurovsky being subject to an injunction or cease and desist order from violations of the securities laws described above, as well as monetary relief of disgorgement, pre-judgment interest, and civil penalties, and in the case of Messrs. Hurgin and Aurovsky, a bar from serving as an officer or director.

If an enforcement action is initiated (whether unsettled or settled), even if ultimately resolved favorably for us, this would have a material adverse impact on our reputation, business, financial condition, results of operations or cash flows.

The Company and its officers are fully cooperating with the investigation.

On February 21, 2018 the Controlling Shareholders executed an irrevocable undertaking (the "Undertaking") for the benefit of the Group. According to the Undertaking, the Controlling Shareholders agreed to make available to ACSI from, March 1, 2018, a $3.0 million line of credit or loan in favor of the Group. The Undertaking provided that the term of the line of credit or loan is to be for a period of no less than six months. The Undertaking further provided that at the end of the term of the line of credit or loan, the Company' Board of Directors (the "Board") will determine whether repayment of the line of credit or the loan will compromise the ability of the Group to meet its obligations during the twelve months following repayment. The Controlling Shareholders undertook to renew the line of credit or extend the term of the loan on the same terms for an additional period of no less than six months in accordance with a resolution of the Board with respect to the necessity of the support of the Controlling Shareholders. As a result, on April 11, 2018, ACSI obtained a six-month line of credit, secured by the Controlling Shareholders, from an Israeli commercial bank in the amount of NIS 11.0 million (approximately $2.9 million based on the exchange rate of $1.00 / NIS 3.748 in effect as of December 31, 2018), of which NIS 5.5 million (approximately $1.5 million based on the exchange rate of $1.00 / NIS 3.748 in effect as of December 31, 2018) was drawn down (the "Outstanding Amount").

On January 10, 2019, the Group completed the conversion agreement (the "Conversion Agreement") with the Controlling Shareholders, pursuant to which Messrs. Hurgin and Aurovsky transferred to the Group an amount in cash equal to the Outstanding Amount (the "Founders' Proceeds"), and the Group used the entire Founders' Proceeds in order to repay the amount outstanding under its line of credit in full. In return for the transfer of the Founders' Proceeds to the Group, the Company issued, in a private placement, to each of the Controlling Shareholders 226,426 ordinary shares (452,852 ordinary shares in the aggregate) and five-year warrants to purchase 226,426 ordinary shares (452,852 ordinary shares in the aggregate) at an exercise price of $3.25. Simultaneously with the closing of the Conversion Agreement, the Undertaking was automatically terminated. Such conversion transaction was considered final prior to December 31, 2018 as all pending decisions and approvals were already obtained (as well as cash received) and the issuance of the ordinary shares and warrants were the only action that was completed subsequent to December 31, 2018, therefore, the Company recorded the conversion amount as 'Payment on account of shares' within the 2018 Consolidated Statement of Changes in Shareholders' Equity.

On August 16, 2018, the Company sold to certain institutional investors 728,262 ordinary shares in a registered direct offering at $4.60 per share, for aggregate gross proceeds of approximately $3.35 million, or $2.8 million, net of issuance costs. In connection with the offering, the Company issued to the placement agent five-year warrants to purchase 54,620 ordinary shares at an exercise price of $5.75 per share.

On November 27, 2018, the Company sold to a single institutional investor 360,000 units, each unit consisting of one ordinary share and one five-year warrant to purchase one ordinary share, at a price of $3.25 per unit, and 2,716,923 pre-funded units, with each pre-funded unit consisting of one pre-funded warrant to purchase one ordinary share and one warrant to purchase one ordinary share, at a price of $3.24 per pre-funded unit, for aggregate gross proceeds of approximately $10.0 million, or approximately $8.8 million, net of issuance costs. As of December 31, 2018, an aggregate of 2,490,000 ordinary shares have been issued upon exercise of pre-funded warrants and an aggregate of 226,923 ordinary shares were issued upon exercise of the remaining pre-funded warrants during January 2019. As part of the offering, the Company issued to the placement agent five-year warrants to purchase 153,846 ordinary shares at an exercise price of $4.06 per share.

Refer to Note 13.d. for the suspension of the licenses granted to ASM and ACSI.

g.	going concern

As of December 31, 2018, the Company had an accumulated deficit of $28,161 thousand, cash and cash equivalents of $9,856 thousand and a net loss of $10,189 thousand for the year ended December 31, 2018.

Due to a significant decline in revenues and continued significant legal and professional services fees, the Company has an accumulated deficit, suffered recurring losses and has negative operating cash flow. Additionally, the Company is under an investigation of the Israeli Ministry of Defense, which ordered a suspension of certain export licenses. These matters, along with other reasons, which are described below, raise substantial doubt about the Company's ability to continue as a going concern.

Management is investing significant marketing efforts in order to generate additional revenue and simultaneously is continuing to decrease its expenses, primarily its legal and professional services fees in order to regain profitability. Additionally, the Company plans to raise additional capital through the sale of equity securities or debt and settling certain of the lawsuits that are pending.

There is no assurance however, that the Company will be successful in regaining profitability or obtaining the level of financing needed for its operations. If the Company is unsuccessful in generating additional revenue to support its operations or raising additional capital, it may need to further reduce activities, curtail or cease operations.

On March 17, 2019, the IMOD informed the Company that it has ordered the suspension of the licenses granted to ASM under the 2007 Law. In addition, on March 20, 2019, the MOD decided to suspend the licenses which were granted to ASM and ACSI under the Order for the Supervision of Goods and Services (Engagement in Encryption Items), 1974.

The Company believes based on current information that the Company's expected revenue will not be affected by the IMOD's decision. For additional information, see note 13.d.

The accompanying consolidated financial statements do not include any adjustments that might result relating to the recoverability and classification of the asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these risks and uncertainties.